SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 18, 2004

ADVANCED HEALTHCARE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

333-51058                                     84-1565820

(Commission File Number)         (IRS Employer Identification Number)

c/o Johnny Sanchez, President

859 West South Jordan Parkway, Suite 104, South Jordan, Utah 84095

(Address of principal executive offices)

(801) 446-4768

(Registrant's telephone number, including area code)

Item 1.   Changes in Control of Registrant

On December 4, 2003, pursuant to an Agreement and Plan and Plan of Reorganization ("Agreement") which closed on the date shares were authorized by an increase in the capital structure of the Company (See Item 2 of the 8-K Current Report of the Registrant dated December 5, 2003), Johnny and Virginia Sanchez received 101,000,000 common voting shares of the Company's common stock in exchange for 100% of the ownership interest in NutraTek, L.L.C., a Utah Limited Liability Company. Under the terms of the Agreement, Daniel Motsinger and Dan Starzcewski resigned as Directors of the Company and were replaced by Johnny Sanchez, Virginia Sanchez, Carmen Sanchez and Joe V. Overcash. Randy Sulhoff remained a director of the Company.  The 101,000,000 shares that went to Johnny and Virginia Sanchez represent 45.39% of the outstanding shares of common stock of the Company following the acquisition of NutraTek, L.L.C.

Item 2.   Acquisition or Disposition of Assets

          For information regarding NutraTek, L.L.C. and its business and prospects, see the 8-K Current Report of the Registrant dated December 5, 2003.  See Item 7.

Item 3.   Bankruptcy or Receivership.

              None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

              None; not applicable.

Item 5.   Other Events and Regulation FD Disclosure.

None; not applicable.

Item 6.   Resignations of Registrant's Directors.

For information regarding Resignations of Registrant's Directors, see the 8-K Current Report of the Registrant dated December 5, 2003.  See Item 7.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of the Acquired Company.

     (c) Exhibits.

99.1     Agreement and Plan of Reorganization*

8-K Current Report dated December 5, 2003*

         *  Previously filed with the Securities and Exchange Commission and incorporated herein by reference

Item 8.   Change in Fiscal Year.

None; not applicable.

Item 9.   Regulation FD Disclosure.

None; not applicable.

Item 10.  Amendments To The Registrant's Code Of Ethics, Or Waiver Of A  Provision Of The Code Of Ethics.

None; not applicable.

Item 11.  Temporary Suspension Of Trading Under Registrant's Employee Benefit Plans.

None; not applicable.

Item 12.  Results Of Operations And Financial Conditions

None; not applicable.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Healthcare Technologies, Inc.

DATED:                June 18, 2004

/s/ Johnny Sanchez

  Johnny Sanchez

  President and Director

NUTRATEK, LLC

FINANCIAL STATEMENTS

December 31, 2003

C O N T E N T S

Independent Auditors’ Report

 3

Balance Sheet

4

Statement of Operations

5

Statement of Members Equity

6

Statement of Cash Flows

 7

Notes to the Financial Statements

 8

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

NutraTek, LLC

South Jordan, Utah

We have audited the accompanying balance sheet of NutraTek, LLC. as of December 31, 2003, and the related statements of operations, members’ equity (deficit) and cash flows for the period from inception in March of 2003, through December 31, 2003.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NutraTek, LLC. as of December 31, 2003 and the results of its operations and its cash flows for the period from inception in March of 2003 through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 6 to the financial statements, the Company’s deficit in working capital and losses raises substantial doubt about its ability to continue as a going concern.  Management’s plans concerning these matters are also described in Note 6.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

HJ & Associates, LLC

Salt Lake City, Utah

June 15, 2004

NUTRATEK, LLC

 Balance Sheet

ASSETS

December 31,

2003

CURRENT ASSETS

Accounts Receivable

$

2,887

Inventory

5,184

Total Current Assets

8,071

PROPERTY AND EQUIPMENT, NET (NOTE 1)

11,037

TOTAL ASSETS

$

19,108

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES

Cash overdraft

$

13,736

Accounts payable

19,331

Accrued liabilities (Note 3)

64,089

Notes payable (Note 2)

53,518

Total Current Liabilities

150,674

TOTAL LIABILITIES

150,674

MEMBERS’ EQUITY (DEFICIT)

Partner draw

(25,422

)

Accumulated deficit

(106,144

)

Total Members’ Equity (Deficit)

(131,566

)

TOTAL LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)

$

19,108

The accompanying notes are an integral part of these financial statements.

NUTRATEK, LLC

 Statement of Operations

From

Inception

in March of

2003 through

December 31,

2003

REVENUES

$

249,409

COST OF SALES

103,058

GROSS MARGIN

146,351

OPERATING EXPENSES

Depreciation

821

General and administrative

251,015

Total Costs and Expenses

251,836

LOSS FROM OPERATIONS

(105,485

)

OTHER INCOME (EXPENSE)

Interest expense

(659

)

Total Other Income (Expense)

(659

)

NET LOSS

$

(106,144

)

The accompanying notes are an integral part of these financial statements.

#

NUTRATEK, LLC

Statement of Members’ Equity

Members

Accumulated

Equity

Deficit

Balance, March 2003

$

-

$

-

Contribution of research and development  at

  predecessors cost

-

-

Deduct withdrawals and distributions

(25,422

)

-

Net loss for the year ended December 31, 2003

                              -

               (106,144

)

Balance, December 31, 2003

$                 (25,422

)

$             (106,144

)

The accompanying notes are an integral part of these financial statements.

NUTRATEK, LLC

 Statement of Cash Flows

From

Inception

in March of

2003 through

December 31,

2003

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss

$

(106,144

)

Adjustments to reconcile net loss to net cash

used by operating activities:

Depreciation and amortization

821

Changes in assets and liabilities:

(Increase) decrease in inventory

(5,184

)

Increase (decrease) in accounts payable

19,333

Increase (decrease) in accrued expenses

64,088

   (Increase) decrease in accounts receivable

(2,887

)

Net Cash Used by Operating Activities

(29,973)

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of fixed assets

(11,859

)

Net Cash Used by Investing Activities

(11,859

)

CASH FLOWS FROM FINANCING ACTIVITIES

Cash used for partner draw

(25,422

)

Proceeds from issuance of note payable

53,518

Proceeds from cash overdraft

13,736

Net Cash Provided by Financing Activities

41,832

NET INCREASE (DECREASE) IN CASH

-

CASH AT BEGINNING OF PERIOD

                     -

CASH AT END OF PERIOD

$                   -

CASH PAID FOR

Interest

$

659

Income taxes

$

-

The accompanying notes are an integral part of these financial statements.

NUTRATEK, LLC

Notes to the Financial Statements

December 31, 2003

NOTE 1 -

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.     Business

NutraTek, LLC was organized in Utah in March of 2003, as a limited liability company.  It later changed to a (Note 5)  “C” Corporation in connection with its acquisition of Advanced Healthcare Resources, Inc. and from its inception has researched and developed and thereafter contracted with third parties to manufacture its own line of nutritional dietary supplements, functional food products and proprietary natural sweeteners.

b.     Accounting Method

The Company has elected a December 31 year-end.  The Company’s financial statements are prepared using the accrual method of accounting.

c.     Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

d.     New Accounting Pronouncements

During the year ended December 31, 2003, the Company adopted the following accounting pronouncements which had no impact on the financial statements or results of operations:

•

SFAS No. 143, Accounting for Asset Retirement Obligations;

•

SFAS No.145, Recision of FASB Statements 4, 44, and 64, amendment of Statement 13, and Technical Corrections;

•

SFAS No. 146, Accounting for Exit or Disposal Activities;

•

SFAS No. 147, Acquisitions of Certain Financial Institutions; and

•

SFAS No. 148, Accounting for Stock Based Compensation.

•

SFAS No.149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities;

•

SFAS No.150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity

In addition, during the year ended December 31, 2003, FASB Interpretations No. 45 and No. 46, along with various Emerging Issues Task Force Consensuses (EITF) were issued and adopted by the Company and had no impact on its financial statements.

NUTRATEK, LLC

Notes to the Financial Statements

December 31, 2003

NOTE 1 -

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

e.     Provision for Taxes

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences.  Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

As a limited liability company, the Company’s taxable income or loss is allocated to members in accordance with their respective percentage ownership.  Therefore, no provision or liability for income taxes has been included in the financial statements.

f.

Revenue Recognition and Cost of Goods

Revenues from the sale of the Company’s products and services are recognized upon shipment or when the services are provided, provided that no significant obligations remain outstanding and collection of the receivable is probable.

During 2003 the Company received income from five sources; from the sale of nutritional supplements, from the sale of a doctor training program, which trained doctors on how to use the Company's product, from the Company’s product formulation development, from freight income, and for the sale or lease of their IQS System, which is a device that doctors use to test patients and determine what products are needed for those patients.

During 2003 the company had $103,058 in cost of goods, which consisted of costs of supplements and other associated costs.

g.

Contributed Capital

Prior to the Company’s inception an officer contributed product research to the company which has been recorded at its predecessor cost of $0.  Additionally there were a number of individuals who contributed capital to aide in the start-up of the organization, however, these individuals were paid back during 2003, therefore no liabilities were recorded for these contributions as of December 31, 2003.

h.

Fixed Assets

Fixed assets are stated at cost and are depreciated using the straight line method and their useful life.  As of December 31, 2003, the Company had net assets of $11,037. During the year ended December 31, 2003 depreciation expense was $821.

NUTRATEK, LLC

Notes to the Financial Statements

December 31, 2003

NOTE 2 -

NOTES PAYABLE

At December 31, 2003, the Company had various unsecured notes payable totaling $53,518, bearing the interest rate of 6% per annum. These notes payable are due on demand.

Interest expense related to these notes payable for the years ended December 31, 2003 was $659.

NOTE 3 -

ACCRUED LIABILITIES

Accrued liabilities as of December 31, 2003 consist of the following:

Wages payable

$

17,664

Officer wages payable

30,000

Credit cards payable

15,381

Sales tax payable

385

Accrued interest

  659

$

  64,089

NOTE 4 -

COMMITMENTS AND CONTINGENCIES

Employment Agreement

On November 1, 2003, the Company entered into a new employment agreement with Mr. Sanchez. The agreement provides for a two-year term and provides for an annual base compensation of $180,000.

Lease Agreement

On June 4, 2003, the Company entered into a new lease agreement for office space at the South Point Business Park in South Jordan, Utah. The agreement provides for a forty eight month term and provides for a monthly rent expense of $2,000 per month for the first 12 month period, $2,050 per month for the second 12 month period, $2,101 per month for the third 12 month period and $2,154 per month for the fourth 12 month period.

NOTE 5 -

SUBSEQUENT EVENTS

On December 4, 2003, pursuant to an agreement and plan of reorganization, NutraTek, LLC completed a reverse merger with the members of Advanced Healthcare Technologies (Advanced) in which Advanced acquired 100% of NutraTek, LLC in exchange for one hundred one million common shares of Advanced. The terms of the acquisition are detailed in an 8-K filing dated December 5, 2003. Under the terms of the agreement, the president of NutraTek, LLC became the president of the Company and was elected to the Board of Directors, the acquisition was accounted for as a recapitalization of NutraTek, LLC because the members of NutraTek, LLC controlled Advanced after the acquisition. NutraTek, LLC was treated as the acquiring entity for accounting purposes and Advanced was the surviving entity for legal purposes. There was no adjustment to the carrying values of the assets or liabilities of NutraTek, LLC and no goodwill was recorded.

NUTRATEK, LLC

Notes to the Financial Statements

December 31, 2003

NOTE 6 -

GOING CONCERN

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  However, the Company does not have significant amounts of cash or other material assets, nor does it have a significant source of revenues to cover its operating costs and to allow it to continue as a going concern.  The financial statements do not reflect any adjustments that might result from the outcome of this uncertainty.

Subject to the Company's ability to obtain adequate financing, the Company plans to research and develop several new products during the next twelve (12) months including the following: supplements and functional foods that support cognitive function; cholesterol support, liver detoxification, and Ayurvedic formulas; dietary supplements for blood sugar balance and weight loss; comprehensive cardiovascular support formulas; a natural digestive aid; nutritional bars; female health formulas; probiotic and intestinal support formulas; stress and mental support formulas; functional foods to be used as meal replacements for children and female health; and development of a table top sweetener.

The Company plans to seek to expand its business operations in the near future, subject to its ability to obtain the additional debt or equity financing it requires to continue the implementation of its business plan. Pursuant to its plan of operation for the next twelve (12) months, the Company believes that existing cash balances will not be adequate to satisfy cash requirements and maintain current sales and operations. If the company does not continue to obtain additional funds, additional financing or borrowing will be immediately necessary for the Company to continue its operations. The Company is currently pursuing and considering debt and equity financing alternatives. However, the Company has not entered into any agreement or arrangement for the provision of such debt or equity financing and no assurances can be given that such financing will be available to the Company on terms acceptable to it or at all.